Exhibit 4(a)(ii)
                                 THE ALGER FUND
                            ALGER BALANCED PORTFOLIO
                                     CLASS B
                                     NUMBER
                                     SHARES
                                CUSIP 015565 70 8
                                   SEE REVERSE
                             FOR CERTAIN DEFINITIONS
                                 is the owner of
                          COUNTERSIGNED AND REGISTERED
                        ALGER SHAREHOLDER SERVICES, INC.
                              30 MONTGOMERY STREET
                          JERSEY CITY, NEW JERSEY 07302
                                 TRANSFER AGENT
                                  AND REGISTRAR
                              AUTHORIZED SIGNATURE
This Certifies that

Shares of beneficial interest with a $.001 par value of the Alger Balanced Portfolio of The Alger Fund (hereinafter called the "Fund"), transferable on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Agreement and Declaration of Trust of the Fund, a copy of which is on file with the Secretary of State of the Commonwealth of Massachusetts, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the signatures of the Fund's duly authorized officers or facsimiles thereof.

Dated:

                     TREASURER                          PRESIDENT



                                 ---------------

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

                    TEN COM -- as tenants in common
                    TEN ENT -- as tenants by the entireties
                    JT TEN -- as joint tenants with right of survivorship and
                              not as tenants in common

Additional abbreviations may also be used though not in the above list.

                                 ---------------

For value received, .......................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
========================================
========================================........................................
 ................................................................................
Please print or typewrite name and address including postal zip code of assignee
 ................................................................................
 ................................................................................
 ..........................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
 ................................................................................
Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,...........................................

 ................................................................................
NOTICE. THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: .......................................................

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.